AB VARIABLE PRODUCTS SERIES FUND, INC.

-AB VPS Sustainable International Thematic Portfolio

Class A; Class B

Supplement dated February 13, 2024 to the Summary Prospectuses and Prospectuses dated May 1, 2023 for AB Variable Products Series Fund, Inc. (the “Prospectuses”), offering Class A and Class B shares of AB VPS Sustainable International Thematic Portfolio (the “Portfolio”).

This Supplement supersedes and replaces the supplement dated November 3, 2023 to the above-referenced Prospectuses for the Portfolio.

At a meeting of the Board of Directors of AB Variable Products Series Fund, Inc. (the “Fund”) held on October 31-November 2, 2023, the Board approved the liquidation and termination of the Portfolio (the “Liquidation”). The Portfolio expects to make liquidating distributions on or about April 16, 2024 and will convert its assets to cash shortly before this date. The insurance company separate accounts through which owners of variable insurance contracts hold interests in the Portfolio will give such Contractholders notice of the Liquidation as well as information about allocating their variable insurance contract assets to other investment options available under their contracts.

This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus(es) for future reference.

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